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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 14, 2003

                       INTERACTIVE SYSTEMS WORLDWIDE INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   000-21831                   22-3375134
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 (State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)            File Number)           Identification No.)




2 Andrews Drive, West Paterson, NJ                                    07424
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         (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   (973) 256-8181
                                                    ----------------------------

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          (Former name or former address, if changes since last report)




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ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

         99.1 Press release dated May 14, 2003.


ITEM 9.  Regulation FD Disclosure

On May 14, 2003, Interactive Systems Worldwide Inc. issued a press release, a copy of which is attached as Exhibit 99.1 hereto, announcing its financial results for the second quarter of the year ending September 30, 2003.

The information required to be disclosed pursuant to "Item 12. Results of Operations and Financial Condition" is being furnished under "Item 9. Regulation FD Disclosure" in accordance with the Securities and Exchange Commission's Release No. 33-8216.

Such information, including the exhibit attached hereto under "Item 7. Financial Statements and Exhibits" shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INTERACTIVE SYSTEMS WORLDWIDE INC
                                            ------------------------------------
                                               (Registrant)


Date:  May 15, 2003                         By: /s/ Bernard Albanese
                                                -------------------------

                                            Bernard Albanese
                                            President